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                                                                   EXHIBIT 10.10

                                  DIACRIN, INC.
                        1994 DIRECTORS' STOCK OPTION PLAN
                              ADOPTED MAY 9, 1994,
                        AMENDED THROUGH DECEMBER 19, 1996



1.   PURPOSE

     The purpose of this 1994 Directors' Stock Option Plan (the "Plan") of Diacrin, Inc. is to promote the recruiting and retention of highly qualified outside directors and to strengthen the commonalty of interest between directors and stockholders. Except where the context otherwise requires, the term "Company" shall include all subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code").

2.   ADMINISTRATION

     The Plan will be administered by the Compensation Committee of the Board of Directors of the Company or by the Board of Directors of the Company as a whole, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. References herein to the Board of Directors relating to the administration and interpretation of the Plan shall mean the Compensation Committee or the Board of Directors, as the case may be. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic and non-discretionary in accordance with Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan. No director shall be liable for any action or determination under the Plan made in good faith.

3.   PARTICIPATION IN THE PLAN

     Only directors of the Company who are not employees of the Company shall be eligible to be granted options under the Plan. Directors who are employed by, or affiliates of, either HealthCare Investment Corporation or PaineWebber Incorporated, or any of their respective related entities, are ineligible to receive option grants under the Plan. A director may notify the Company in writing that he or she irrevocably elects not to participate in the Plan and such director shall henceforth be deemed to be ineligible.

4.   STOCK SUBJECT TO THE PLAN

     (a) The maximum number of shares which may be issued under the Plan shall be 30,000 shares of the Company's Common Stock, $.01 par value per share, subject to subsequent adjustment as provided in Section 9.

     (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

     (c) All options granted under the Plan shall be non-statutory options which are not intended to meet the requirements of Section 422 of the Code.

5.   TERMS, CONDITIONS AND FORMS OF OPTIONS

     Each option granted under the Plan shall be evidenced by a written agreement in such form

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as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

     (a) OPTION GRANT DATES. Each eligible director shall automatically be granted an option to purchase 15,000 shares of Common Stock upon his or her initial election as a director.

     (b) OPTION EXERCISE PRICE. The option exercise price per share for each option granted under the Plan shall equal (i) the last reported sales price per share of the Company's Common Stock on the Nasdaq National Market (or, if the Company is traded on a nationally recognized securities exchange on the date of the grant, the reported exchange) on the date of grant (or if no such price is reported on such date, such price as reported on the nearest preceding date on which such price is reported) or (ii) if the Common Stock is not traded on Nasdaq or an exchange, the fair market value per share on the date of grant as determined by the Board of Directors.

     (c) OPTIONS NON-TRANSFERABLE. Each option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined in Section 414(p) of the Code) and shall be exercised during the lifetime of the optionee only by such optionee.

     (d) EXERCISE PERIOD. Each option granted under the Plan may be exercised on a cumulative basis as to 25% of the shares on the first anniversary of the date of grant and an additional 25% at the end of each one-year period thereafter. Each option granted under the Plan, to the extent it has vested, may be exercised in whole or in part at any time prior to the tenth anniversary of the date of grant, but in no event may it be exercised thereafter.

     (e) EXERCISE PROCEDURE. Options may be exercised only by written notice to the Company at its principal office accompanied by payment of the full consideration for the shares as to which they are exercised.

     (f) PAYMENT OF PURCHASE PRICE. Payment of the exercise price shall be made
(i) by delivery of cash or a check to the order of the Company in an amount equal to the exercise price, (ii) by delivery to the Company of shares of Common Stock of the Company already owned and held by the optionee for at least twelve months and having a fair market value equal in amount to the exercise price of the options being exercised, or (iii) by any combination of such methods of payment. The fair market value of any shares of Common Stock which may be delivered upon exercise of an option shall be determined by the Board of Directors of the Company as of the date that such shares are delivered.

6.   ASSIGNMENTS

     The rights and benefits under the Plan may not be assigned, except as provided in Section 5.

7.   TIME FOR GRANTING OPTIONS

     All options for shares subject to the Plan shall be granted, if at all, not later than six (6) years after the date of the Board's adoption of the Plan.

8.   LIMITATION OF RIGHTS

     (a) NO RIGHT TO CONTINUE AS A DIRECTOR. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time.

     (b) NO STOCKHOLDERS RIGHTS FOR OPTIONS. An optionee shall have no rights as a stockholder with respect to the shares covered by his or her option under the date of the issuance to him or

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her of a stock certificate thereof, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

9.   ADJUSTMENT PROVISIONS

     (a) RECAPITALIZATIONS. If, after the Effective Date of the Plan, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction,
(i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable, provided that no adjustment shall be made pursuant to this Section 9 if such adjustment would cause the Plan to fail to comply with Rule 16b-3 under the Securities Exchange Act of 1934, (the "Exchange Act") as amended, or any successor rule ("Rule 16b-3").

     (b) REORGANIZATIONS. after the Effective Date of the Plan, in the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to the outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (of an affiliate thereof), (ii) upon written notice to the options, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the options equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all outstanding options shall become exercisable in full.

10.  AMENDMENT OF THE PLAN

     (a) The provisions of Sections 3, 5(a) and 5(b) of the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Subject to the foregoing, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Company is required as to such modification or amendment under Rule 16b-3, the Board of Directors may not effect such modification or amendment without such approval.

     (b) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the options affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan or any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.


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11.  WITHHOLDING

     The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (a) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (b) by delivering to the Company shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligations shall be determined by the Company as of the date that the amount of tax to be withhold is to be determined. An optionee who has made an election pursuant to this Section 11 may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. Notwithstanding the foregoing, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

12.  NOTICE

     Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received by the Company.

13.  EFFECTIVE DATE AND DURATION OF THE PLAN

     (a) EFFECTIVE DATE. The Plan shall become effective on May 9, 1994, but no option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, all options granted under the Plan shall terminate and no further options shall be granted under the Plan. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board of Directors; amendments requiring stockholder approval (as provided in Section 10(a)) shall become effective when adopted by the Board of Directors, but no option issued after the date of such amendment shall become exercisable to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee) unless and until such amendment shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months of the Board's adoption of such amendment, any options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

     (b) TERMINATION. Unless earlier terminated pursuant to Section 9, the Plan shall terminate upon the earlier of (i) May 9, 2000, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of options granted under the Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

14.  GENERAL REQUIREMENTS

     (a) INVESTMENT REPRESENTATIONS. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurance in substance and form satisfactory to the Company to the effect that such person is acquiring the Common

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Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

     (b) COMPLIANCE WITH SECURITIES LAWS. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

15.  GOVERNING LAW

     The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the Commonwealth of Massachusetts.